Loan Due From a Third Party	6 Months Ended
Jun. 30, 2020
Loan Duefrom Third Party [Abstract]
LOAN DUE FROM A THIRD PARTY
5.	LOAN DUE FROM A THIRD PARTY

During the six months ended June 30, 2021, the Company provided a loan in the amount of $1,390,000 to a third party with a term of 12 months. The loan bears an interest rate of 2% per annum. The loan was made to earn interest income from the idle cash. Subsequently, the third party has repaid $100,000 to the Company.